SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

POWER INTEGRATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue San Jose, California	95138-1002
(Address of principal executive offices)	(Zip Code)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 16, 2005, Power Integrations, Inc. (the “Company”) terminated KPMG LLP (“KPMG”) as the Company’s independent registered public accountants. The decision to terminate KPMG was approved by the audit committee of the Company’s board of directors.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through June 16, 2005, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events.

The audit reports of KPMG on the consolidated financial statements of Power Integrations, Inc. and subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company has received a letter from KPMG addressed to the SEC. A copy of that letter, dated as of June 22, 2005, is attached hereto as Exhibit 16.1.

On June 16, 2005, the Company engaged Deloitte & Touche LLP (“Deloitte”) as independent accountants to audit the Company’s financial statements. The decision to engage Deloitte was approved by the audit committee of the Company’s board of directors. The Company did not, nor did anyone on its behalf, consult Deloitte during the Company’s two most recent fiscal years and during the subsequent interim period prior to the Company’s engagement of Deloitte regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated as of June 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER INTEGRATIONS, INC.

Date: June 22, 2005	By:	/s/ John M. Cobb
John M. Cobb
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated June 22, 2005.